Exhibit 10.5

                              AMENDMENT NUMBER ONE
                                TO THE AGREEMENTS

         THIS AMENDMENT NUMBER ONE TO THE AGREEMENTS (the "Amendment") is made and entered into as of this ____ day of April, 2004, by and between FARADAY FINANCIAL, INC., a Delaware corporation (the "Lender"), and VIDEO INTERNET BROADCASTING CORPORATION, a Washington corporation (the "Company").

                                 R E C I T A L S

         A. The parties entered into an agreement captioned "Loan Agreement," effective February 17, 2004 (the "Loan Agreement"), pursuant to which the Lender has lent the Company the principal amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000).

         B. The parties entered into an agreement captioned "Security Agreement," dated March 12, 2004 (the "Security Agreement").

         C. The parties entered into an agreement captioned "Intellectual Property Security Agreement," effective March 30, 2004 (the "IP Security Agreement").

         D. The Loan Agreement, Security Agreement and the IP Security Agreement are sometimes hereinafter individually and collectively referred to as the "Agreements."

         E. The parties desire to amend the Agreements to reflect the loan of up to an additional TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) in principal by Lender to the Company under the terms of the Agreements.

         F. All capitalized terms not otherwise defined herein, shall have the meaning set forth in the Agreements.

         IN CONSIDERATION of the premises and of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby covenant and agree as follows:

         1. Without altering or amending any other part of the Loan Agreement, the second recital of the Loan Agreement is hereby amended to read in its entirety as follows:

         WHEREAS, Lender is willing to make periodic loans to Company in the total aggregate principal amount of up to SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($750,000 USD) upon the terms and conditions set forth herein and Company is willing to borrow up to the stated amount upon such terms.

         2. Without altering or amending any other part of Section 2 of the Loan Agreement or any other part of the Loan Agreement, Section 2.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  2.1 During the term hereof, unless Lender shall terminate this Agreement upon an event of default under any Related Agreement, Lender hereby agrees to make periodic loans (collectively and individually, the "Loans") to Company in an aggregate principal amount at any one time outstanding not to exceed SEVEN HUNDRED FIFTY THOUSAND DOLLARS (U.S.) ($750,000 USD) ("Maximum Amount"). Lender shall lend Company the initial amount of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) on the date hereof (the "Initial Installment"). After March 1, 2004 and subject to the other terms and conditions set forth herein, additional amounts up to the Maximum Amount will be available to Company for draw through the term of this Agreement. In order for Company to draw down funds subsequent to the Initial Installment, Company must notify Lender at least ten days prior to the date on which Company is seeking borrow additional funds and the aggregate amount of funds to be borrowed on such date.

         3. Without altering or amending any other part of Section 6 of the Loan Agreement or any other part of the Loan Agreement, the last paragraph contained in Section 6 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  At such time as funds, in addition to the Initial Installment, are lent hereunder, Company shall deliver to Lender (and any Subsidiaries) a duly executed Security Agreement in the form attached hereto as Exhibit B ("Security Agreement") or in such other form(s) as may be agreed by the parties and any other documents relating to such security interest.

         4. Without altering or amending any other part of the IP Security Agreement, the first recital of the IP Security Agreement is hereby amended to read in its entirety as follows:

                  WHEREAS, pursuant to that certain Loan Agreement, dated February 17, 2004, (as amended, extended, modified, restructured or renewed from time to time, the "Loan Agreement"), by and among Grantor and Lender, Lender has agreed to make a loans in the aggregate principal amount of up to $750,000 to Grantor evidenced by promissory notes dated February 17, 2004 and March 23, 2004 and such other promissory notes as may be executed by Grantor in favor of Lender (together with any amendments, extensions, modifications and/or renewals thereof and/or any promissory notes given in payment thereof, the "Note") (capitalized terms used and not otherwise defined herein shall have the meaning assigned to them in the Loan Agreement);

         5. The Agreements shall remain in full force and effect and shall remain unaltered, except to the extent specifically amended in this Amendment.

         6. This Amendment may be signed in several counterparts, through the use of multiple signature pages appended to each original, and all such counterparts shall constitute one and the same instrument. Any counterpart to which is attached the signatures of all parties shall constitute an original of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date first written above.

COMPANY:                              VIDEO INTERNET BROADCASTING CORPORATION



                                      By
                                         ---------------------------------------
                                      Its:


LENDER:                               FARADAY FINANCIAL, INC.



                                      By  /s/ Frank Gillen
                                         ---------------------------------------
                                      Its: President

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

STATE OF _____________     )
                           ss:
COUNTY OF ___________      )

         On this ____ day of ______________, 2004, before me appeared ____________, to me personally known, who being duly sworn did say that he/she is the President of VIDEO INTERNET BROADCASTING CORPORATION, the within named corporation, and that the instrument was signed in behalf of said corporation and acknowledged the instrument to be the free act and deed of the corporation.

                                        ___________________________________
                                         NOTARY PUBLIC
My Commission Expires:                   Residing at: _____________________
_________________________

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